Investor Presentation (NASDAQ: TRIP) Q4 2011 Exhibit 99.1

Safe Harbor Statement

Forward-Looking Statements.
Non-GAAP Measures.
Industry / Market Data.
Additional Information about the TripAdvisor Spin-Off.
result of new information, future events or otherwise.  Investors are cautioned not to place undue reliance on forward-looking statements.
prepared for other purposes. We have not independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness.
participants may be included in other relevant documents to be filed with the SEC.
supplement, not substitute for, GAAP comparable measures. Investors are urged to consider carefully the comparable GAAP measures and reconciliations.
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These
statements are not historical facts or guarantees of future performance and are based on management's assumptions and expectations as of November 21, 2011, which are inherently subject to difficult to predict uncertainties, risks and changes in circumstances.  The use of words such as "intends,” “expects,” “may,” “believes,” “should,” “seeks,”
“intends,” “plans,” “potential,” “will,” “projects,” “estimates,” “anticipates” or similar expressions generally identify forward-looking statements.  However, these words are not the exclusive means of identifying such statements, and any statements that refer to expectations, beliefs, plans, predictions, projections, forecasts, objectives, assumptions, models, illustrations, profiles or other characterizations of future events or circumstances are forward-looking statements, including w/o limitation statements relating to future revenues, expenses, margins, performance, profitability, cash flows, net income/(loss), earnings per share, growth rates and other measures of results of operations (such as, among others, EBITDA or adjusted EBITDA) and future growth prospects for TripAdvisor’s business. Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others, those discussed in the “Risk Factors” section of the registration statement on Form S-4 (File No. 333-175828-1), which included a proxy statement for Expedia, Inc. (“Expedia”) and prospectus for Expedia and TripAdvisor (the
“Prospectus/Proxy Statement”).   Except as required by law, we undertake no obligation to update any forward-looking or other statements in this presentation, whether as a

Reconciliations to GAAP measures of non-GAAP measures included in this presentation are included in Appendix.  These measures are intended to
Industry and market data used in this presentation have been obtained from industry publications and sources as well as from research reports

As previously announced, Expedia intends to spin-off its TripAdvisor Media Group businesses into a separate publicly-traded company, TripAdvisor, Inc. The spin-off is subject to various conditions, including the requirement that the spin-off be approved by the affirmative vote of holders of a majority of the outstanding shares of Expedia common stock, other than shares owned or controlled by Expedia management.  In connection with the proposed spin-off, Expedia, Inc. and TripAdvisor, Inc. have filed a Prospectus/Proxy Statement with the SEC.  Stockholders of Expedia and investors are urged to read the Prospectus/Proxy
Statement because it contains important information about Expedia, TripAdvisor and the proposed spin-off transaction and related matters. Investors and security holders can obtain free copies of the Prospectus/Proxy Statement by contacting Investor Relations, Expedia, 333 108th Avenue N.E., Bellevue, Washington 98004 (Telephone: (425) 679-
3555). Investors and security holders can also obtain free copies of the Prospectus/Proxy Statement and other documents filed by Expedia and TripAdvisor with the SEC at the
SEC’s web site at                                In addition to the Prospectus/Proxy Statement, Expedia files, and TripAdvisor will file following the spin-off, annual, quarterly and current reports, proxy statements and other information with the SEC, each of which should be available at the SEC’s web site at www.sec.gov.  You may also read and copy any reports, statements and other information filed by Expedia or TripAdvisor at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549.  Please call the SEC at 1-
800-SEC-0330 for further information.  Expedia and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of Expedia stockholders to approve the proposed spin-off transaction, which transaction will be considered for approval by Expedia stockholders at the 2011 Annual Meeting of Stockholders on December 6, 2011.  Directors, executive officers and certain members of management and other employees of
Expedia may have interests in the transaction as described in the Prospectus/Proxy Statement, including as a result of current holdings of options, restricted share units or shares of Expedia stock and future holdings of options, restricted share units or shares of TripAdvisor stock, which will be impacted in the transaction.  The Prospectus/Proxy
Statement, first mailed to Expedia stockholders on or around November 3, 2011, contains information regarding Expedia and the equity interests of its directors and officers who may be deemed participants in the solicitation of proxies is contained in the Prospectus/Proxy Statement.  Additional information regarding the interests of such potential
www.sec.gov.

TRIPADVISOR OVERVIEW
STEPHEN KAUFER, CO-FOUNDER, PRESIDENT AND CEO

TripAdvisor and the TripAdvisor logo are trademarks or registered trademarks of TripAdvisor LLC in the U.S. and/or other countries.  All other trademarks are the property of their respective owners. (c) 2011 TripAdvisor LLC. All rights reserved.

It all started when… 4 Iberostar Tucan Hotel, Playa del Carmen

Investment Highlights
Leading online travel media platform
• 44M monthly uniques (1)
Huge and growing market opportunity
• $39B+ (2) spent on travel advertising each year
Definitive resource for travelers and critical partner for merchants
• Over 50M reviews and opinions; over 500,000 hotels featured
Powerful network effects
• Scale generates a richer experience for all, attracts new consumers and provides great defensibility
Compelling and differentiated business model
• Rich user-generated content creates valuable monetization opportunities and efficient cost structure

(1) comScore, September 2011
(2) IDC, Worldwide New Media Market Model, August 2011

TripAdvisor by the Numbers

Scaled, growing, profitable – leading online travel media platform
Market
opportunity
160,000+ Attractions
57,000,000+ Facebook connections
50,000,000+ Reviews and opinions
520,000+ Hotels
715,000+ Restaurants
8,000,000+ Candid photos
Destinations 93,000+
10,000,000+ Mobile downloads
The leading
travel media
platform
Financial
$485M 2010 Revenue
(2)
$261M 2010 Adjusted EBITDA
(2)
2006-2010 revenue CAGR
(3)
46%
$294,000,000,000+
2011E Travel e-commerce spend
(1)
$39,000,000,000+
2011E Travel ad spend
(1)
(1)
IDC, Worldwide New Media Market Model, August 2011
(2)
Reflects TripAdvisor Holdings, LLC Combined Results of Operations as disclosed in Annex E of Amendment No. 4 to Expedia, Inc. Form S-4 filed November 1, 2011 with the SEC. Revenue includes intercompany revenues from
Expedia, Inc.  Adjusted EBITDA is defined as Operating Income attributed to TripAdvisor Holdings, LLC plus: (1) depreciation of property and equipment, including internal use software and website development; (2) amortization of intangible assets; (3) stock-based compensation; and (4) non-recurring expenses incurred to effect the spin-off during the six month ended June 30, 2011
(3)
Reflects compound annual growth of segment reported revenue as disclosed in Expedia, Inc. Form 10-K filings with the SEC

Travel: Huge Market, Underpenetrated Online

Online
travel
44%
All other
e-commerce
56%
2011 Global
eCommerce
market size:
$673B
11%
17%
3%
10%
Example OTA
Commission (3)
Online
Offline
2011E Online travel spend
($B)
2010-2012E Online
travel spend CAGR
(1)
IDC, Worldwide New Media Market Model, August 2011
(2)
PhoCusWright U.S. Online Travel overview, Eleventh edition; PhoCusWright European Online Travel Overview, Sixth Edition; PhoCusWright APAC Online Travel Overview, Fourth Edition
(3)
Example OTA commission is Orbitz Worldwide’s, based on take rates derived from Orbitz Worldwide’s 2010 Form 10-K.
44% Travel ~$300B
Offline:
62%
Online:
38%
Offline:
84%
Online:
16%
Total 2011E bookings:
$875B
(2)
Travel 2011E ad spend:
$39B+
(1)
(2011E)
Travel nearly half of global e-commerce
(1)
Online hotel bookings growing faster, more
profitable
(2)
Online travel – US / Europe maturing while
APAC / LATM growing fast
(2)
Travel ad spend is large and
underpenetrated online
$149
$120
$55
$11
US EUR APAC LATM
6%
3%
15%
32%
US
EUR
APAC
LATM
76%
62%
24%
38%
Hotel / Other Air

"Nice suites, working (free) wifi, i liked it"
Reviewed January 17, 2011
1 person found this review helpful
I got updraded to a suite, though it was kinda wasted on me! I was just staying one night, and I got in at 10pm or so. Wifi worked, and was free (after registering in the kimpton rewards program). plenty of hot water, and towels, and the bed was comfortable. The desk had enough power outlets for my computer and chargers (the small things in life...). the flatscreen TV looked great on the wall (no time to turn it on!).
"not a big deal. skip it."
Reviewed November 17, 2007
I had heard such good things, and saw a good zagats rating, but I don't understand what people like about this place. The meat was quite fatty, and the bbq sauce... well, it was fine, but nothing to recommend.

Your friends' activity
John Savage reviewed The Lenox Hotel - NEW
Added about 3 hours ago
15
5
The Lenox Hotel
61 Exeter Street at Boylston, Boston, MA 02116-2699
John said, "Lovely hotel, with great, friendly staff"
John's rating
Been there
Want to go
Rate this hotel

Most Important Information Influencing $800B+ of Travel Spend
(1)

Word of mouth content is most important
in influencing purchasing decisions
(2)
76%
49%
40%
37%
35%
13%
15%
16%
17%
19%
21%
25%
27%
29%
30%
Recommendations
from people I know
Customer
Reviews
Friend
recommendations
98% of participants found TripAdvisor’s hotel
reviews to accurately represent the experience
(3)
(2)
Nielsen, Trends in Advertising Spend and Effectiveness, June 2011
User-generated photos
(3)
PhoCusWright, custom report, July 2011
Consumer opinions
posted online
Emails I signed up for
Editorial content
Brand websites
Ads in newspapers
Ads on TV
Ads in radio
Ads in magazines
Ads served in search
engine results
Online video ads
Products shown
embedded in TV
Online banner ads
Ads on social networks
Ads on mobile devices
(1)
PhoCusWright U.S. Online Travel overview, Eleventh edition; PhoCusWright European Online Travel Overview,
Sixth Edition; PhoCusWright APAC Online Travel Overview, Fourth Edition
% of respondents who “trust completely” or “trust somewhat” a source

"Fantastic Experience"
Google
YAHOO!
bing
priceline.com
Expedia
BOOKING.COM
ORBITZ
hotels.com

tripadvisor

Significant Network Effects and Economies of Scale

Scale drives content generation
Critical source  of customers for
suppliers
Audience
High monetization enables efficient
customer acquisition
Reviewers want
access to broadest
audience
A source for a very
high % of client leads.
Scale generates
higher prices
Breadth of information
means majority of
users find the content
they need
Continues to invest
in ROI-positive
customer growth
Over 50M
users and
opinions

tripadvisor	Google / Baidu 百度 / bing	Expedia / ORBITZ / priceline.com	KAYAK / TRAVELZOO / 去哪儿 Qunar.Com	Google places / yelp
	●	●	◕	◑	◑
	●	◔	◑	◑	◑

tripadvisor

Strong and Differentiated Competitive Position

Search
providers
OTAs
Other travel
media
Other review
services
High traffic
Rich content
TripAdvisor
position
Depth of reviews
drive user
experience
TripAdvisor is a
mission critical
supplier
TripAdvisor has
significantly greater
reach/scale
Depth and breadth
of travel-focused
content
The leading online
travel media
platform

tripadvisor
John Savage likes this hotel.
The Lenox Hotel
Special offer Up To 20% Off!
Browse nearby
Show the lowest price for this hotel*
Show Prices
Friends' advice: Boston area
Reviews from our community
Write a Review
"Welcoming and friendly hotel"
The Lenox could not have been better for sightseers. This hotel is ideally located near trolly access, Trinity Church, restaurants and shopping. The hotel has been updated and the rooms are spacious and well appointed. Their restaurant is upscale and the service for the meal we had there was fine. Free wifi was easily accessed. Would enjoy staying there again
Explore Boston

tripadvisor

TripAdvisor’s Business Model
Business listing
Lead generation
Display ad /
sponsorship
Candid photos
Search filtering
Room tips
Tips from friends
Review summary
Display ad /
Cost per click ad
Friend experiences

Detailed reviews
Consumer Value Business Value

Your friends' activity
John Savage reviewed The Lenox Hotel - NEW
Added about 3 hours ago
The Lenox Hotel
John said, "Lovely hotel, with great, friendly staff"
John's rating
Been there
Want to go
Rate this hotel
Julie Bronson reviewed The Bryant Park - NEW
Added 5 days ago
The Bryant Park
Julie said, "Amazing place!"
Julie's rating
Been there
Want to go
Rate this hotel
Jonas Jackon checked in at Ayres Hotel Anaheim
Added 10 days ago
Ayres Hotel Anaheim
Been there
Want to go
Rate this hotel
Sue Levy likes The Pier
The Pier
Been there
Want to go
Rate this restaurant
Sue Levy likes Lobster Co
Lobster Co
Been there
Want to go
Rate this restaurant

Boston Hotels
What style of hotel do you prefer?
Business (50)
Family (49)
Romantic (24)
Best Va
What your friends say about hotels in and around Boston
John Savage reviewed The Lenox Hotel
"Old Hotel, Great Service, Great Location"
Boston, Massachusetts
Special offers in Boston
Chandler Dawn Inn
Special offer Save up to 20% -Book Early
The Waterfront Boston
Special offer $99 per night
View more special offers in Boston
Hotels travelers recommend
73 of 73 hotels shown
« 1 2 3 »

✓

✓

✓

✓

tripadvisor

Wisdom of Friends – Ability to Connect Improves Experience

Deep social
integration
heightens the
experience
Since launch, 57M
people have been
instantly
personalized
Facebook users
are more engaged
on the site
Facebook users
are 2x more likely
to contribute full
reviews
Higher conversion
and monetization

31,419
27,941
15,347
14,224
12,188
11,109
10,576
10,378
9,232
8,411
8,355
44,461
TripAdvisor Sites
Booking.com
Expedia Sites
Yahoo! Travel
Orbitz Worldwide
Travelocity
Qunar.com
Ctrip.com
Hotels.com
Kayak.com
Groupe SNCF
Priceline
Leading Scale and Global Reach

Monthly unique visitors (‘000s) – branded websites
Travel Website Landscape
Global reach
30 countries in 21 languages
Brand
Direct navigation
Organic search
Paid search
Partners / referrals
Highly efficient sources of traffic
Source: comScore, September 2011

Luxushotel
Willkommen
Zertifikat für Exzellenz
tripadvisor
Luxushotel

Hotel Villa Nueva
Réservations
Arrivée:
7
nov. 2011
Départ:
8
nov. 2011
Promo Code:
Réservez
Réservations
Plan
Contacts
Offres
Témoignages
Satellite
Hybrid
A proximité:
tripadvisor
Carte
À voir
Manger
Borghese gardens
Map data ©2011 Tele Atlas - Terms of Use
Rome Tourisme
Téléchargez ce widget
Principaux sites et lieux historiques:
• Place d'Espagne: 0.9 Km
• Fontaine de Trévi: 1.2 Km
• Palais présidentiel du Quirinal: 1.2 Km

Content Syndication

A powerful
extension of
TripAdvisor
30,000 partner
sites use Trip-
Advisor content
Provides access
to 150M monthly
uniques
Syndication makes
TripAdvisor the
de-facto standard
for travel review
information

airfarewatchdog.com

FLIPKEY

酷讯旅游 KUXUN.CN

TravelLibrary

bookingbuddy

holidaylettings.co.uk

ONETIME
Save money and time

TravelPod
The web's original travel blog.

Celebrating 15 Years CRUISE CRITIC

HOLIDAY WATCHDOG.COM

SEATGURU

virtual Tourist
Real Travelers - Real Info

EveryTrail

smarter TRAVEL

Where I've been

family vacation critic

Independent Traveler.com

SNIQUE away

→

→

tripadvisor

TripAdvisor Media Group 15 TripAdvisor branded sites 44M monthly uniques (1) TripAdvisor Media Group 61M monthly uniques (1) (1) comScore Media Metrix, September 2011

Key Areas of Investment and Growth

China
Vacation rentals
Mobile
•
World’s 2
nd
largest economy after
the US
•
1B hours spent online per day,
twice the amount of time in
the U.S. (3)
•
Expect more than 650M internet
users by 2015 – but still less than
50% penetration (3)
•
Widely varied travel pricing
•
An $85B vacation rental market in
2010 and growing (2)
•
Highly fragmented and inefficient
market
•
Extending the leading TripAdvisor
online travel platform
•
Mobile travel spend expected to
be over $2B by 2014, growing
40+% year-over-year (1)
•
Mobile monetization still early
•
Travel is 4th largest category in
the Apple App store
New Platforms New Geographies New Products
IDC, Worldwide New Media Market Model, Aug 2011
Radius Global Market Research, Market Sizing Study, Nov 2011 (as cited in HomeAway prospectus)
Boston Consulting Group, The Internet’s New Billion: Digital Consumers in Brazil, Russia, India, China and Indonesia, Sept 2010
(1)
(2)
(3)

DESTINATION GUIDE
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TripAdvisor Strategy: Mobile Adoption

Early success:
10M+
downloads
Global:
Available
in 20 languages
Depth:
Multiple reviews on
hundreds of
activities in each city
Frictionless:
GPS and direct
bookings maximize
functionality
Breadth:
Information on
thousands of
activities, hotels,
transport
Mobile channel is additive and complementary to the web experience

到到
上海旅游

酷讯旅游
KUXUN.CN
首页
机票
酒店
火车票
进入苹果商店、安卓市场
App Store

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What TripAdvisor is Doing in China 18 Purchased Kuxun: #2 metasearch player in China Built Daodao from scratch: launched in 2008

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Manuel Antonio National Park Vacation Rentals
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- Private Luxury Beach Estate - 15% off Xmas Week !
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Traveler Rating
14 Reviews
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Villa
10 Bedrooms, sleeps 27
16 Bathrooms
12000 square feet
Night: $1,750 - $5,000
Owned by:
Punto de Vista (David Konwiser) (owner)
listed since Sep 2010
(888) 890-8687
EMAIL OWNER
"Best accommidations of my life"
- Cherie Nov 6, 2011
I got Married at Punto de Vista last month. It was totally amazing. As soon as we arrived, hot and tired from... more
Watch slideshow
See all 51 photos
$$$ Special Offer: 15% off your stay See details »
Listing provided by FLIPKEY

tripadvisor

Vacation Rentals

A new growth
opportunity
Over 200,000
vacation rental
listings
Uniquely leverages
platform to target
travellers searching
for hotels
Acquired FlipKey
and Holiday Lettings
Partnered with
Interhome, Stayz,
Toprural and AKENA

We Have a Winning Culture . . .

Speed wins
•
Rapid iteration and product development cycle
Recruit the best and brightest . . . globally
•
Top engineering talent and robust training programs
Say thank you
•
Recognized by Boston Globe’s “Top Places to Work” (2010, 2011)
And give back
•
2% of operating profit
(1)
allocated to employee sponsored charities that help
…
(1) Represents operating income before amortization of intangible assets those less fortunate

Led by an Experienced Management Team

Experienced management with proven ability to execute
Steve Kaufer
Chief Executive Officer and Co-Founder
(11 years)
Barbara Messing
Chief Marketing Officer
(Joined in 2011, formerly at Hotwire)
Andy Gelfond
Vice President, Engineering
(7 years)
Julie Bradley
Chief Financial Officer
(Joined in 2011)
Marc Charron
Managing Director, APAC
(5 years)
Robin Ingle
Senior Vice President, Advertising Sales
(10 years)
Christine Petersen
President, TripAdvisor for Business
(7 years)
Adam Medros
Vice President, Global Product
(7 years)
Eric Rosenzweig
Senior Vice President,
Strategic Development and Sales
(6 years)
Bryan Saltzburg
General Manager, New Initiatives
(3 years)
Tyler Young
Vice President,
Finance and Administration
(7 years)
Seth Kalvert
Senior Vice President,
General Counsel and Secretary
(Joined in 2011, formerly at Expedia & IAC)

FINANCIAL OVERVIEW JULIE BRADLEY, CFO 22

TripAdvisor Financial Highlights

Compelling business
model
•
Diversified revenue streams globally
•
Differentiated content provides natural search advantage
Highly profitable and
cash flow generative
Rapid growth
Highly scalable;
capital efficient
•
Low fixed costs
•
Low cost to acquire customers
•
Free user generated content
•
Strong margins
•
High cash flow conversion
•
Low capital expenditures
•
Among the fastest growing Internet businesses
•
Long-term revenue growth driven by expanding traffic and
user-generated content – the network effect

Track Record of Growth and Profitability

Revenue
(
¹
)
($M) Adjusted EBITDA
(1)
($M)
y/y
growth       47%                18% 38% NA 34%
Adj. EBITDA
Margin
49% 56% 54% 54% 54%
(1)
Reflects TripAdvisor Holdings, LLC Combined Results of Operations as disclosed in Annex E of Amendment No. 4 to Expedia, Inc. Form S-4 filed November 1, 2011 with the SEC. Revenue includes intercompany revenues from Expedia, Inc. Adjusted EBITDA is defined as Operating Income attributed to TripAdvisor Holdings, LLC plus: (1) depreciation of property and equipment, including internal use software and website development; (2)
amortization of intangible assets; (3) stock-based compensation; and (4) non-recurring expenses incurred to effect the spin-off during the six month ended June 30, 2011
$298
$352
$486
$239
$318
2008 2009 2010 Through
Q2'10
Through
Q2'11
$147
$197
$261
$141
$175
2008 2009 2010 Through
Q2'10
Through
Q2'11

Robust Historical Growth and Pattern of Seasonality

TripAdvisor Media Group Segment Revenue by Quarter ($M)1
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3
q/q growth
rate
10% 8% (27%) 39% 5% 8% (18%) 43% 10% 11% (23%) 38% 14% 7%
y/y growth:
+14%
+14%
+29%
+33%
+39%
+43%
+34%
+30%
+35%
+30%
+19%
1 Reflects segment revenue as reflected in Expedia 10-K and 10-Q filings. Includes Expedia intersegment revenue and does not adjust for separation.
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
2008 2009 2010 2011

Increasing Revenue Diversification

Display
13%
CPC
87%
Display
14%
CPC
86%
Subscription /
Other
6%
Display
15%
CPC
79%
2008 2009 2010
Note: Reflects segment data as disclosed in Expedia 10-K and 10-Q filings. Includes Expedia intersegment revenue and does not adjust for separation.
Revenue by geography
$298M
$352M $485M
US 82%
UK 8%
Rest of world 10%
US 62%
UK 14%
Rest of world 24%
US 70%
UK 12%
Rest of world 18%

Illustrative Post-Spin Operating Model

•
Changes to the Expedia customer relationship
•
Standalone public company costs
•
User experience enhancement initiatives (e.g., site redesign / de-monetization)
•
Growth investments (e.g., China, mobile, vacation rentals)
•
Sales and marketing spend (e.g., branding and traffic acquisition)
COGS
2%
S&M
31% - 35%
T&C
8%-9%
G&A
10% - 12%
Adjusted
EBITDA
42% - 47%
Illustrative post-spin business profile (annual basis)
Key impacts and initiatives
Notes: Adjusted EBITDA is defined as Operating Income attributed to TripAdvisor Holdings, LLC plus: (1) depreciation of property and equipment, including internal use software and website development; (2) amortization of intangible assets; (3) stock-based compensation; and (4) non-recurring expenses incurred to effect the spin-off during the six month ended June 30, 2011

Strong Balance Sheet
1

TripAdvisor Holdings LLC ($M, except per share amounts)
Historical (as of
6/30/2011)
Pro forma
adjustments
Pro forma (as
of 6/30/2011)
Cash and cash equivalents $112 $32 $144
Short-term investments 21 - 21
Receivable from Expedia, net 75 (75) -
Other current assets 91 - 91
Total current assets 298 (43) 256
Other non-current assets 39 3 42
Intangible assets, net 48 - 48
Goodwill 466 - 466
Total assets $851 ($40) $811
Current liabilities $161 $20 $181
Long-term debt - 380 380
Deferred income taxes, net 30 - 30
Other long-term liabilities 12 - 12
Total liabilities 587
Invested capital 648 (648) -
Common shares, $0.001  par value, 1,600,000 authorized; 123,783 issued and outstanding on a pro-forma basis
- 124 124
Class B common stock, $0.001  par value, 400,000 authorized; 12,800 issued and outstanding on a pro-forma basis
- 13 13
Additional paid-in capital - 208 208
Accumulated other comprehensive loss (1) - (1)
Total liabilities and equity $851 ($40) $811
Key highlights
Significant cash
flow generation
Low working
capital usage
Strong coverage of
debt obligations
1 As set forth in the prospectus

Operational Drivers

•
Number of reviews
•
Natural search rankings
•
Engagement / time spent on site
•
Seasonality
Engagement
Reach
Scalability
•
Advertising (CPC, CPM)
•
Syndication / licensing
•
Members
•
Traffic
•
Listings
Monetization
•
Sales and marketing
•
Traffic acquisition
•
Engineering
•
International expansion
Product
Investments
•
Vacation rentals
•
Mobile
•
China

Spin Transaction

•
Spin rationale
•
Value creation opportunity for both TripAdvisor and Expedia
•
Benefits of an enhanced equity currency and greater transparency
•
Businesses historically managed as independent entities
•
Create businesses that have a single business focus
•
Enhance the effectiveness of employee compensation structures
•
Key dates
•
Shareholder meeting on December 6th
•
Spin expected to be effective by end of year

CONCLUDING REMARKS STEPHEN KAUFER, CO-FOUNDER, PRESIDENT AND CEO 31

Investment Highlights
Leading online travel media platform
• 45M monthly uniques (1)
Huge and growing market opportunity
• $33B (2) spent on travel advertising each year
Definitive resource for travelers and critical partner for merchants
• Over 50M reviews and opinions; over 500,000 hotels featured
Powerful network effects
• Scale generates a richer experience for all, attracts new consumers and provides great defensibility
Compelling and differentiated business model
• Rich user-generated content creates valuable monetization opportunities and efficient cost structure

(1) comScore, September 2011
(2) IDC, Worldwide New Media Market Model, August 2011

APPENDIX 33

Adjusted EBITDA reconciliation

($ in thousands)
Six months ended
Year ended December 31, June 30,
2008 2009 2010 2010 2011
Adjusted EBITDA $146,626 $197,219 $260,963 $140,675 $174,494
Depreciation of property and equipment
(1)
5,022 9,330 12,871 5,678 8,616
OIBA $141,604 $187,889 $248,092 $134,997 $165,878
Amortization of intangible assets (11,161) (13,806) (14,609) (6,242) (3,249)
Stock-based compensation (5,560) (5,905) (7,183) (3,721) (4,442)
Spin-off costs (1,054)
GAAP Operating income $124,883 $168,178 $226,300 $125,034 $157,133
Related-party interest income (expense), net (4,035) (978) (241) (148) 315
Other, net (1,738) (660) (1,644) (2,674) 1,422
Provision for income taxes (46,788) (64,325) (85,461) (44,723) (57,389)
Net (income) loss attributable to noncontrolling
interest 49 212 (178) (54) (139)
Net income attributable to TripAdvisor Holdings, LLC $72,371 $102,427 $138,776 $77,435 $101,342
(1) Includes internal use software and website development
Source: Expedia S-4 amendment number 4 as filed with the SEC on November 1, 2011